                                                      Registration No. 333-16607
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                           AMENDMENT NO. 1 TO FORM S-3


             Registration Statement Under the Securities Act of 1933

                             U.S. TRUST CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

               New York                                  13-3818952
    ----------------------------                      ------------------
    (State or other jurisdiction of                   (I. R. S. Employer
     incorporation or organization)                   Identification No.)


                 114 West 47th Street, New York, New York 10036
                                 (212) 852-1000
            -------------------------------------------------------
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)


                         Maureen Scannell Bateman, Esq.
                    Senior Vice President and General Counsel
                             U.S. Trust Corporation
                              114 West 47th Street
                            New York, New York 10036
                                 (212) 852-1000
                   -------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

Approximate date of commencement of proposed sale to the public:
From time to time after the effective date of this registration statement, as determined by market conditions.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
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If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]


If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]




________________________________________________________________________________

                                     -ii-
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                                   PART II

                   INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.                EXHIBITS.

See Exhibit Index immediately following the signature pages below.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on January 22, 1997.


                                       U. S. TRUST CORPORATION

                                       By: Richard E. Brinkmann
                                           -----------------------
                                           Richard E. Brinkmann
                                           Comptroller and Chief
                                             Planning Officer






Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed on January 22, 1997, by the following persons in the capacities indicated.



           Signature                                          Title
           ---------                                          -----


   H. Marshall Schwarz                               Chairman of the Board
---------------------------                          and Director (Principal
   H. Marshall Schwarz                               Executive Officer)



   John L. Kirby                                     Treasurer and Chief
---------------------------                          Financial Officer
   John L. Kirby



   Richard E. Brinkmann                              Comptroller and Chief
---------------------------                          Planning Officer
   Richard E. Brinkmann                              (Principal Accounting
                                                     Officer)




          Signature                                     Title
          ---------                                     ------



                                                     Director
---------------------------
   Eleanor Baum



          *                                          Director
---------------------------
   Samuel C. Butler


                                                     Director
---------------------------
   Peter O. Crisp


          *                                          Director
---------------------------
   Daniel P. Davison


           *                                         Director
---------------------------
   Paul W. Douglas


                                                     Director
---------------------------
   Antonia M. Grumbach


                                                     Director
---------------------------
   Frederic C. Hamilton


                                                     Director
---------------------------
   Peter L. Malkin


   Jeffrey S. Maurer                                 President, Chief Operating
---------------------------                          Officer and Director
   Jeffrey S. Maurer


        Signature                                            Title
        ---------                                            -----


            *                                          Director
---------------------------
   Philippe de Montebello

                                                       Director
---------------------------
   Orson D. Munn


            *                                          Director
---------------------------
   Philip L. Smith


            *                                          Director
---------------------------
   John Hoyt Stookey


   Frederick B. Taylor                                 Vice Chairman of the
---------------------------                            Board, Chief Investment
   Frederick B. Taylor                                 Officer, Director


                                                       Director
---------------------------
   Richard F. Tucker


           *                                           Director
---------------------------
   Carroll L. Wainwright, Jr.

           *                                           Director
---------------------------
   Robert N. Wilson


        Signature                                       Title
        ---------                                       -----

                                                       Director
---------------------------
   Ruth A. Wooden



* By:



   Richard E. Brinkmann
---------------------------
   Richard E. Brinkmann
   Attorney-in-fact



                                  EXHIBIT INDEX

     2.1 Merger Agreement dated October 11, 1996 between Lilienthal Associates, U.S. Trust Company of California, N.A., UST-LA, Inc., and John G. Lilienthal, Bruce J. McGregor, and Randall B. Matthews. (1)


     2.2 Asset Purchase Agreement dated November 14, 1996 between Florence Fearrington, Inc., United States Trust Company of New York and Florence Fearrington. (1)


     4.1 Rights Agreement dated as of September 1, 1995, between the Registrant and First Chicago Trust Company of New York, as Rights Agent, filed on September 5, 1995 as Exhibit 1 to the Registrant's Registration Statement on Form 8-A (the "Form 8-A") for the registration under Section 12(g) of the Exchange Act of Rights to Purchase the Registrant's Series A Participating Cumulative Preferred Shares. (2)


     4.2 Form of Right Certificate (attached as Exhibit A to the Rights Agreement listed at Exhibit 4.1 hereto). (2)


     4.3 Description of the preferences, limitations and relative rights of the Registrant's Series A Participating Cumulative Preferred Shares, as set forth in Article Fourth, Section 6 of the Registrant's Restated Certificate of Incorporation, filed as Exhibit 3 to the Form 8-A. (2)


     5     Opinion and consent of Ronald A. Schwartz, Esq. (1)


     23.1  Consent of Coopers & Lybrand L.L.P.

     23.2  Consent of Ronald A. Schwartz, Esq. (included in Exhibit 5).


     41    Powers of Attorney. (1)


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(1) Previously filed with this Registration Statement.

(2) Incorporated herein by reference.